Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated May 14, 2010
To the Prospectus dated May 1, 2010

On or about May 1, 2010, Ameriprise Financial Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A.  In connection with this acquisition, RiverSource Investments, LLC became the investment advisor to the Columbia Variable Series and is now known as Columbia Management Investment Advisers, LLC.

Accordingly, on page 18, the advisor for the Columbia Variable Series is deleted in its entirety and replaced with Columbia Management Investment Advisers, LLC.

In addition, the following changes are made to the Investment Options and Funds section of the Prospectus, effective immediately:

On page 21, the paragraph describing the Federated International Equity Fund II is deleted in its entirety.

On page 22, the paragraph describing the Federated Mid Cap Growth Strategies is deleted in its entirety.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010.  Please keep this supplement for future reference.